Exhibit 99.1
T3 Motion, Inc. Investor Presentation April 2011

Safe Harbor Statement Some of the statements that we make in this presentation may constitute forward- looking statements. These statements reflect management's expectations about our business, operating plans and performance and speak only as of the date hereof. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. For a full discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed or implied by any of these forward- looking statements please review the "Risk Factors" section in the prospectus, as filed with the Securities and Exchange Commission. We undertake no obligation to update publicly or revise these forward-looking statements for any reason even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. 2

Transaction Summary 3

4 T3 Overview Selected Market In (TMMM.OB) Pre-Offering (pre split) Post-offering Pro Forma Price (03/31/2011) $0.35 $3.50 52-Week Range $0.25-$1.01 $2.50-$10.10 Shares Outstanding 50.66M 12.3M Float 17.7M 5.0M Total Debt $6.7M $1M

5 T3 Overview Selected Financials Selected Financials Selected Financials Selected Financials Selected Financials Selected Financials Selected Financials Selected Financials Selected Financials Annually Annually Annually Annually Quarterly Quarterly USD Thousand 2009 2010 2010 2011 (E) 2012 (E) Q3 2010 Q4 2010 Revenue $4.64M $4.68M $4.68M $9.5M $120.0M** $1.05M $1.06M Growth Rate (38.81%) .86% .86% 100%+ 1,100%+ Record Backlog of ~$3.1 mil Record Backlog of ~$3.1 mil Record Backlog of ~$3.1 mil Record Backlog of ~$3.1 mil Record Backlog of ~$3.1 mil Record Backlog of ~$3.1 mil Record Backlog of ~$3.1 mil Record Backlog of ~$3.1 mil Record Backlog of ~$3.1 mil Gross Margins (7.4%) 3.6% 15% 15% 12.6% (17.9%) * Growth Rate 144.25% 153.23% 500% 500% *Includes Q4 inventory write downs ** includes $100M for R3 (4K vehicles sold)

6 T3 Overview Leading provider of clean technology vehicles T3 Motion, Inc. is a leading global brand Founded in March 2006; 55 employees Manufacturing and Corporate Operations: Costa Mesa, CA Focused strategy in proven markets Immediate effect on the bottom line Clients in 25 countries over 6 continents Deployments exceeding 2,500 vehicles worldwide Deployed in 153 police departments Deployed in over 50 airports worldwide Launch future products from existing platforms

T3 Media Links

- http://www.youtube.com/watch?v=XOs0s23nfh0

  (T3- Media Compilation)
- http://www.youtube.com/watch?v=UvlXR_4QDnE&feature=related

  (T3- Coconut Creek)
- http://www.youtube.com/watch?v=p5OVsvj2HrQ

  (T3- Super Bowl Commercial)
- http://www.youtube.com/watch?v=YXLtWAGczpc&feature=related

  (T3- NYPD)

CHARDAN
CAPITAL MARKETS

T3 Company Milestone T3 Motion, Inc. Proprietary & Confidential Q2 Q3 Q4 Q1 Q2 Q3 Q4 2007 Q1 Q2 Q3 Q4 2008 Q1 Q2 Q3 Q4 2009 Q1 Q2 Q3 Q4 2010 T3 Motion, Inc. founded on March 16, 2006 T3 Series introduced to market - IACP, Oct 2006 Customer trials and demos begin - January 2007 Production shipments begin - July 2007 2006 Q1 USPS Trial and initial 13 unit sale DLA trial and initial sale NYPD Subway deployment T3 deployed in 17 countries $28M Total Funding $13M self-funded by CEO

9 T3 Series Zero gas emissions; Operating Cost - $0.10/day Elevated 9" platform gives better visibility In-field swappable power management system R 3 Series Intelligent power management T3 Motion battery System 2 person, aerodynamic style 3 wheeled electric motorcycle Operating Cost - $0.25/day LOI with Panoz - production ready build Current Product Overview

T3 Series 10

Why T3 Series? Since October '06, we have deployed over 2,500 T3 Series ESVs worldwide Cost effective - Significant ROI (6 months) Efficiency - Reduces man hours in covering large areas Response Time - First responders able to respond rapidly to dynamic situations in large geographical areas Market paradigm shift to security markets 11

T3 Operations Capacity Corporate and Manufacturing Facility ~ 50,000 sq ft in Costa Mesa, CA Expandable by an additional ~ 30,000 sq ft Production - up to 750 T3 vehicles per month 12 Raw Materials and Supply Chain 70% suppliers are local; as sales increase, T3 will expand into other global alternatives Supply chain could include material sourcing and sub-assembly operations from China, South Korea and Mexico Final assembly, testing and inspection in Costa Mesa, CA

Market and Industry Overview 13 Industry Overview: Billion dollar market potential for Personal Transport Vehicles Market Overview Total Agencies Agencies with T3s Penetration Miscellaneous Average units/agency (assumption) Estimated Market potential* Law Enforcement (include campus police) 5,956 153 2.57% 1,017,984 Personnel 2 $107,208,000 Airports 5,202 public use airports (U.S.) 50+ 0.96% 5 $234,090,000 Malls 48,000 303 0.63% 3 $1,296,000,000 Manufacturing and Industrial Firms 293,919 6b Sq. Ft. Space 2 $5,290,542,000 Private Security Companies 13,000 22 0.17% 13.3m Employees 1 $117,000,000 Government Bases 5,311 3 0.06% $13b Industry 2 $95,598,000 Government Buildings 10,000 7 0.07% 1.2m Security Personnel 2 $180,000,000 Total $7,320,438,000

Selected T3 Series Customers 14

T3 Market Competition 15

16 R3 Series

R3 - Plug-In Hybrid and Electric Patent-pending iconic rear wheel design 2011 - trials begin (anticipate 100 trials in the Los Angeles/Orange County area) 2011 - partner with Panoz for production ready MSRP - $25,000 - $35,000 Integrated Samsung Galaxy Tablet feature Top Speed - 70 mph (Electric) 100 mph (Hybrid) Range 75 miles (Electric) 300 miles (hybrid) Engine/Motor power - 12kw (electric) 180hp (gas) 2012 - $100M revenues (4,000 vehicles) 17

R3 Prototype

Ki Nam - Chairman & CEO, Founder Mr. Nam has served as CEO of T3 Motion since March 16, 2006. In 2001, Mr. Nam founded Evolutionary Electric Vehicles (EEV) to provide high performance motor-controller packages to the emerging hybrid and electric vehicle market. Mr. Nam founded Aircept in 2000, a leading developer, manufacturer, and service provider in the Global Positioning System (GPS) marketplace; and Paradigm Wireless Company in 1999, a supplier of quality wireless equipment to the telecom industry. Prior to founding his own companies, Mr. Nam was the Executive Vice President of Business Development at Powerwave Technologies Inc. (NASDAQ: PWAV), where he helped guide the company to number 5 in Business Week's list of Hot Growth Companies in 2000. 19 Management Team Kelly J. Anderson - President, Executive VP & CFO Hired in 2008 as Executive Vice President & CFO; Appointed Director in January 2009 and President in April 2010. From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit report agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC; and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., these entities were real estate investment funds managed by TripleNet Properties. From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp (NYSE: FAF), a Fortune 500 title insurance company.

20 Current Capitalization Table * Stated conversion ratio - 2-to-1 into common stock Pre-Deal Pre-Deal Pre-Deal Pre-Deal Pre-Deal Pre-Deal Pre-Deal Pre-Deal Pre-Deal Shareholders Common Stock Ownership % Preferred Stock* Convertible debt - as converted Warrants - including convertible debt as converted Stock options Fully Diluted Total Fully Diluted Ownership % Executive Ki Nam (beneficially owned) 28,955,230 57.16% 976,865 - 2,228,504 2,500,000 35,637,464 27.88% Other Executive - 0.00% - - - 2,000,000 2,000,000 1.56% Employees - 0.00% - - - 5,240,895 5,240,895 4.10% Non-Executive Other Investors 13,855,274 27.35% 1,155,000 - 6,310,000 - 22,475,274 17.59% Vision Capital 5,996,104 11.84% 9,370,698 11,252,740 22,505,480 - 58,495,720 45.77% Immersive Media 1,851,852 3.66% - - 1,987,639 - 3,839,491 3.00% Other Warrant Holders - 0.00% - - 120,000 - 120,000 0.09% Total 50,658,460 100.00% 11,502,563 11,252,740 33,151,623 9,740,895 127,808,844 100.00%

21 Post Deal Capitalization Table Shareholders Common Stocks Common Stocks % Warrants Stock Options Fully Diluted Total Fully Diluted Ownership % Executive Ki Nam (beneficially owned) 3,746,583 31.11% 1,469,106 250,000 5,465,688 23.47% Other Executive - 0.00% - 200,000 200,000 0.86% Employees - 0.00% - 524,090 524,090 2.25% Non-Executive New Investors 2,857,143 23.72% 5,714,286 8,571,429 36.80% Existing Other Investors 1,655,024 13.74% 631,000 - 2,286,024 9.81% Vision Capital* 3,599,024 29.88% 2,250,548 - 5,849,572 25.11% Immersive Media 185,185 1.54% 198,764 - 383,949 1.65% Other Warrant Holders - 0.00% 12,000 - 12,000 0.05% Total 12,042,959 100.00% 10,275,703 974,090 23,292,751 100.00% * Assuming conversion of preferred stock at a ratio of .20 -to-1

Balance Sheet Highlights 22 December 31, 2010 December 31, 2010 ASSETS Pro Forma - Post Deal Cash $ 123,861 $ 8,282,893 Restricted Cash 10,000 10,000 Accounts Receivable 595,261 595,261 Related Party Receivables 35,722 35,722 Inventory 1,064,546 1,064,546 Prepaid Expenses and Other Current Assets 251,467 251,467 Total Current Assets 2,080,857 10,239,889 PPE 564,700 564,700 Deposits 934,359 934,359 Total Assets $ 3,579,916 $ 11,738,948 LIABILITIES Accounts Payable and Accrued Expenses $ 2,870,954 $ 2,384,239 Notes Payable, net of debt discount 4,634,589 - Derivatives Liability 9,633,105 778,239 Total Current Liabilities 17,138,648 3,164,478 Notes Payable - Long Term 2,121,000 1,000,000 Total Liabilities $ 19,259,648 $ 4,164,478 STOCKHOLDERS' (DEFICIT) EQUITY Common Stock (pro forma reflects reverse stock split) 50,659 12,043 Preferred Stock 11,503 - Additional Paid In Capital 29,373,947 57,211,407 Accumulated Deficit (45,120,210) (49,653,349) Comprehensive Income 4,369 4,369 Total stockholders' (deficit) equity (15,679,732) 7,574,470 Total liabilities and stockholders' (deficit) equity $ 3,579,916 $ 11,738,948

23 Companies Ticker Exchange Stock Price($) Mkt. Cap($ mm) Enterprise Value($ mm) Price/SalesTTM EV/SalesTTM 2011E EV/SalesTTM 2011E EV/EBITDATTM T3 Motion, Inc. TMMM OTCBB 0.30 15.19 21.89 3.19X 4.61X 2.3X NM Leo Motors LEOM OTCPK 0.55 26.86 27.85 25.9X 26.9X NM NM Li-ion Motors LMCO OTCBB 0.96 28.85 33.30 70.6X 81.5X NM NM Balqon Corporation BLQN OTCBB 1.20 30.91 31.97 25.6X 26.5X NM NM ZENN Motor Company ZNN TSXV 2.00 76.19 71.58 NM NM 17.5X NM ZAP ZAAP OTCBB 0.82 180.58 186.48 49.4X 51.0X NM NM Azure Dynamics Corp AZD TSX 0.27 190.12 167.57 14.3X 12.6X 2.6X NM A123 Systems AONE NASDAQ 7.97 842.26 663.96 8.7X 6.8X 3.1X NM Tesla Motors TSLA NASDAQ 22.73 2166.96 2140.01 18.6X 18.3X 12.5X NM Mean 27.0X 28.4X 7.5X NM Median 22.1X 22.4X 3.1X NM Comparable Analysis Source: Capital IQ Date: March 21, 2010

Short-Term Sign on strategic partners to help quickly penetrate the consumer market for R3 International market penetration - Europe, Asia, Africa and South America Military market penetration Begin trials of R3 consumer product Penetrate sales of T3 into existing law enforcement and security markets R3 - Panoz to design production ready model and build initial vehicles Long-Term Capitalize in broader private security opportunities Increase branding in Law Enforcement Expand T3 series product line for broader commercial market - delivery service, property management, utility and maintenance providers Leverage brand name to enter consumer market Launch R3 to the consumer market 24 Growth Strategy

25 Investment Highlights Company Highlights Record Backlog of ~$3.1 mil 70% of revenue from repeat customers Developed production facility Over 2,500 vehicles in the field Total worldwide market for T3 is around 200,000 vehicles Patented power management system technology Dominates the market with very little to no competition Providing products to niche markets with real demand Contracts with customers such as NYPD, LAPD, Pentagon, FBI, Disney, Google, Target, DOD, Simon, Securitas, etc. R3 - Panoz partnership to scope production ready design. Deal Terms A unit consists of 1 common share and 2 warrants Both classes of warrants are publicly traded Post deal the Company will be fully funded and out of the capital markets (EBITDA +) Over $25mil invested in private rounds ($13 MM from CEO) Support of early investors in current deal

26 Investment Highlights Capitalize on Green Does not rely on government funding for sustainability One of the few green companies with positive gross margins Green that is economically viable Market Brand presence in the US: Recognition in the security and industrial EV market International Presence: Distribute to 25 countries in 6 continents. Products will be found in Dubai, Johannesburg, Hong Kong, Seoul, Paris, London, Santiago, Bogota Increasing market penetration: The goal is to be the dominant brand in the security and industrial EV markets. Competition such as Cushman, Westwood and Segway is losing market share Strong management team with proven track record Mr. Ki Nam founded and self-funded two companies and managed Powerwave Technologies Inc. (NASDAQ: PWAV) (was second largest holder of PWAV when he left) Ki Nam is fully (and personally) tied to this company's success

Appendix

Market Penetration - Appendix 28

Media 29

Locations around the U.S. 30

Locations around the World - Appendix 31

Operating Costs = 10 Cents Per Day* - Price per mile is less than 1 cent on average* Equivalent of over 500 miles per gallon* Save over $25,000 per year over gas-powered vehicles* Clean Energy = "Green" Results *Based on 1 kilowatt usage per day at an average cost of 10 cents per kilowatt/200 pound average rider/Li-Poly batteries/U.S. average cost of $4.00 per gallon/Daily operation range of 15-20 miles 32

Noel Cherowbrier - Vice President International Sales David Fusco was named Vice President of Domestic Sales in October 2010. Over the past 25 years David has held senior executive sales management positions at Texas Instruments, Compaq Computer, and Hewlett-Packard. In 2006 David founded Andal Holdings, LLC, and provided sales and management consulting services to a variety of companies. David holds a Bachelor of Science degree from Miami University in Oxford, OH. 33 David Fusco - Vice President Domestic Sales Noel Cherowbrier has been Vice President of International Sales since 2007. Mr. Cherowbrier was the President from 2004 to 2007 of Tecan UK and US, technology company located in the UK, and Executive VP from 1995 to 2004. Noel holds 20 years of global sales management experience: from 1989-1995 he was the Global Sales Manager at Homark; and from 1986-1995 he was the Sales and Marketing Regional Manager at Fast Moving Consumer Goods. Management Team

34 CT Micro Car - Appendix

Consumer Market - Appendix 35

36 Contact T3 Motion, Inc. (TMMM.OB) Corporate Headquarters 2290 Air Avenue Suite A Costa Mesa, CA 92626 P (714) 619-3600 F (949) 269-0155 Investor Relations investor@t3motion.com Los Angeles 8900 Wilshire Blvd. Third Floor Beverly Hills, CA 90211 (646).465.9040 Beijing No.2260, A Zone Chaowai SOHO No. 6B Chaowai Street Chaoyang District Beijing 100021, China (+86).10.5900.2666 Kelly J. Anderson President, CFO 2290 Airway Avenue Building A Costa Mesa, CA 92626 (714) 619-3600 kanderson@t3motion.com Ki Nam Chief Executive Officer 2990 Airway Avenue, Building A Costa Mesa, CA 92626 (714) 619-3600 knam@t3motion.com Chardan Capital Markets, LLC New York 17 State Street Suite 1600 New York, NY 10004 (646).465.9000 Sydney Level 13, 167 Macquarie Street Sydney NSW2000 Australia (+612).8667.3198